                                                                  Exhibit 10.4.1
                                                       FHLMC Loan No.: 002701324

                                MULTIFAMILY NOTE
                             MULTISTATE - FIXED RATE
                              REVISION DATE 3-17-03

US $10,750,000.00                                Effective Date: August 21, 2003

         FOR VALUE RECEIVED, the undersigned ("BORROWER") jointly and severally (if more than one) promises to pay to the order of L. J. MELODY & COMPANY, a Texas corporation, the principal sum of Ten Million Seven Hundred Fifty Thousand and No/100 Dollars (US $10,750,000.00), with interest on the unpaid principal balance at the annual rate of five and fifty-four one-hundredths percent (5.54%).

         1. DEFINED TERMS. As used in this Note, (i) the term "LENDER" means the holder of this Note, and (ii) the term "INDEBTEDNESS" means the principal of, interest on, and all other amounts due at any time under, this Note, the Security Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances to protect the security of the Security Instrument under Section 12 of the Security Instrument. "EVENT OF DEFAULT" and other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

         2. ADDRESS FOR PAYMENT. All payments due under this Note shall be payable at P.O. Box 297480, Houston, Texas 77297, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

         3. PAYMENTS. Payments shall be made in immediately available funds as follows:

         (a) Unless disbursement of principal is made by Lender to Borrower on the first day of the month, interest for the period beginning on the date of disbursement and ending on and including the last day of the month in which such disbursement is made shall be payable simultaneously with the execution of this Note.

         (b) Interest under this Note shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         (c) Consecutive monthly installments of principal and interest, each in the amount of Sixty-One Thousand Three Hundred Seven and 38/100 Dollars (US $61,307.38), shall be payable on the first day of each month beginning on October 1, 2003, until the entire unpaid principal balance evidenced by this
Note is fully paid.

                                                                  Exhibit 10.4.1

         (d) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference below to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any remaining principal and interest shall be due and payable on September 1, 2013, or on any earlier date on which the unpaid principal balance of this Note becomes due and payable, by acceleration or otherwise (the "MATURITY DATE"). The unpaid principal balance shall continue to bear interest after the Maturity Date at the Default Rate set forth in this Note until and including the date on which it is paid in full.

         (e) Any regularly scheduled monthly installment payable pursuant to Section 3(c) that is received by Lender before the date it is due shall be deemed to have been received on the due date solely for the purpose of calculating interest due.

         4. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

         5. SECURITY. The Indebtedness is secured by, among other things, a multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note (the "SECURITY INSTRUMENT"), and reference is made to the Security Instrument for other rights of Lender as to collateral for the Indebtedness.

         6. ACCELERATION. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note and any other Loan Document shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.

         7. LATE CHARGE. If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender within ten (10) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event

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                                                                  Exhibit 10.4.1

such lesser amount shall be substituted). Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the loan evidenced by this Note (the "LOAN") and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

         8. DEFAULT RATE. So long as (a) any monthly installment under this Note remains past due for thirty (30) days or more or (b) any other Event of Default has occurred and is continuing, interest under this Note shall accrue on the unpaid principal balance from the earlier of the due date of the first unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at a rate (the "DEFAULT RATE") equal to the lesser of four (4) percentage points above the rate stated in the first paragraph of this Note and the maximum interest rate which may be collected from Borrower under applicable law. If the unpaid principal balance and all accrued interest are not paid in full on the Maturity Date, the unpaid principal balance and all accrued interest shall bear interest from the Maturity Date at the Default Rate.

Borrower acknowledges that (a) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (b) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (c) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

         9.       LIMITS ON PERSONAL LIABILITY.

         (a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and any other collateral held by Lender as security for the

                                                                  Exhibit 10.4.1

Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against any guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

         (b) Borrower shall be personally liable to Lender for the repayment of a portion of the Indebtedness equal to zero percent (-0-%) of the original principal balance of this Note (the "BASE RECOURSE"), plus any other amounts for which Borrower has personal liability under this Section 9.

         (c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

                  (i) Borrower fails to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Borrower is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

                  (ii) Borrower fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection
                           (ii) if Borrower is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

                  (iii) Borrower fails to comply with Section 14(g) or (h) of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

                  (iv) Borrower fails to pay when due the amount of any item below marked "Deferred" in accordance with the terms of the Security Instrument; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                           [Deferred]  Hazard Insurance premiums or other
                                       insurance premiums,

                           [Deferred]  Taxes,

                           [Deferred]  water and sewer charges (that could
                                       become a lien on the Mortgaged Property),

                           [   N/A  ]  ground rents,

                                                                  Exhibit 10.4.1


                           [Deferred]  assessments or other charges (that could
                                       become a lien on the Mortgaged Property)

         (d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

                  (i) the performance of all of Borrower's obligations under Section 18 of the Security Instrument (relating to environmental matters);

                  (ii) the costs of any audit under Section 14(g) of the Security Instrument; and

                  (iii) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this
                           Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's books and records to determine the amount for which Borrower has personal liability.

         (e) All payments made by Borrower with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

         (f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

                  (i) Borrower's ownership of any property or operation of any business not permitted by Section 33 of the Security Instrument;

                  (ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under
                           Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

                  (iii) fraud or written material misrepresentation by Borrower or any officer, director, partner, member or employee of Borrower in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

         (g)      To the extent that Borrower has personal liability under this
Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the

                                                                  Exhibit 10.4.1

Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

         10.      VOLUNTARY AND INVOLUNTARY PREPAYMENTS.

         (a) A prepayment premium shall be payable in connection with any prepayment [any receipt by Lender of principal, other than principal required to be paid in monthly installments pursuant to Section 3(c), prior to the scheduled Maturity Date set forth in Section 3(d)] under this Note as provided below:

                  (i) Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Such prepayment shall be made by paying (A) the amount of principal being prepaid, (B) all accrued interest, (C) all other sums due to Lender at the time of such prepayment, and (D) the prepayment premium calculated pursuant to Section 10(c).

                  (ii) Upon Lender's exercise of any right of acceleration under this Note, Borrower shall pay to Lender, in addition to the entire unpaid principal balance of this Note outstanding at the time of the acceleration, (A) all accrued interest, (B) all other sums due Lender, and (C) the prepayment premium calculated pursuant to Section 10(c), to the extent such prepayment premium does not exceed the maximum rate permitted by applicable law.

                  (iii) Any application by Lender of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note prior to the Maturity Date and in the absence of acceleration shall be deemed to be a partial prepayment by Borrower, requiring the payment to Lender by Borrower of the prepayment premium set forth in Section 10(c).

                  (iv) Unless expressly provided for in the Loan Documents, Borrower shall not have the option to voluntarily prepay less than all of the unpaid principal balance. However, if the Loan Documents provide for a partial prepayment or the Lender accepts a partial prepayment in Lender's discretion, a prepayment premium calculated pursuant to Section 10(c) shall be due and payable by Borrower.

                  (v) For all purposes including the accrual of interest, but excluding the determination of the "Prepayment Date" under Section 10(c)(i), below, any

                                                                  Exhibit 10.4.1

                           prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of such month.

         (b) Notwithstanding the provisions of Section 10(a), no prepayment premium shall be payable with respect to (i) any prepayment made during the -0-consecutive calendar month period ending with the scheduled Maturity Date (the "WINDOW PERIOD") or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument.

         (c) Any prepayment premium payable under this Note shall be computed as follows:

                  (i) If the prepayment is made between the date of this Note and the date that is 120 months after the first day of the first calendar month following the date of this Note (the "YIELD MAINTENANCE PERIOD"), the prepayment premium shall be whichever is the greater of subsections (A) and (B) below:

                           (A)      1.0% of the amount of principal being
                                    prepaid; or

                           (B)      the product obtained by multiplying:

                                    (1)      the amount of principal being
                                             prepaid,

                                             by

                                    (2)      the excess (if any) of the Monthly
                                             Note Rate over the Assumed
                                             Reinvestment Rate,

                                             by

                                    (3)      the Present Value Factor.

                           For purposes of subsection (B), the following definitions shall apply:

                           MONTHLY NOTE RATE: one-twelfth (1/12) of the annual interest rate of this Note, expressed as a decimal calculated to five digits.

                           PREPAYMENT DATE: in the case of a voluntary prepayment, the date on which the prepayment is made; in the case of the application by Lender of collateral or security to a portion of the principal balance, the date of such application; and in any other case, the date on which Lender accelerates the unpaid principal balance of this Note.

                           ASSUMED REINVESTMENT RATE: one-twelfth (1/12) of the yield rate, as of the date 5 Business Days before the Prepayment Date, on the 4.000% U.S. Treasury Security due November 15, 2012, as reported in The Wall Street

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                                                                  Exhibit 10.4.1

                           Journal, expressed as a decimal calculated to five digits. In the event that no yield is published on the applicable date for the Treasury Security used to determine the Assumed Reinvestment Rate, Lender, in its discretion, shall select the non-callable Treasury Security maturing in the same year as the Treasury Security specified above with the lowest yield published in The Wall Street Journal as of the applicable date. If the publication of such yield rates in The Wall Street Journal is discontinued for any reason, Lender shall select a security with a comparable rate and term to the Treasury Security used to determine the Assumed Reinvestment Rate. The selection of an alternate security pursuant to this Section shall be made in Lender's discretion.

                           PRESENT VALUE FACTOR: the factor that discounts to present value the costs resulting to Lender from the difference in interest rates during the months remaining in the Yield Maintenance Period, using the Assumed Reinvestment Rate as the discount rate, with monthly compounding, expressed numerically as follows:

                                                      1
                                                1-(-------)(n)
                                                    1+ARR
                                                --------------
                                                     ARR

                           n = number of months or partial months remaining in Yield Maintenance Period

                           ARR = Assumed Reinvestment Rate

                  (ii) If the prepayment is made after the expiration of the Yield Maintenance Period but before the start of the Window Period, the prepayment premium shall be 1.0% of the amount of principal being prepaid.

         (d) Any permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender agrees otherwise in writing.

         (e) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating

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                                                                  Exhibit 10.4.1

prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment.

         (f) Borrower further acknowledges that the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and acknowledges that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the prepayment premium provisions.

         11. COSTS AND EXPENSES. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

         12. FORBEARANCE. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

         13. WAIVERS. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness..

         14. LOAN CHARGES. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the maximum interest rate permitted to be charged under applicable law. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that

                                                                  Exhibit 10.4.1

constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

         15. COMMERCIAL PURPOSE. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

         16. COUNTING OF DAYS. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

         17. GOVERNING LAW. This Note shall be governed by the law of the Property Jurisdiction.

         18. CAPTIONS. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

         19. NOTICES; WRITTEN MODIFICATIONS. All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument. Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, that in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

         20. CONSENT TO JURISDICTION AND VENUE. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this
Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

         21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO

                                                                  Exhibit 10.4.1

THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

         22.      COMMUNITY PROPERTY AND STATE-SPECIFIC PROVISIONS.

                  N/A

         ATTACHED EXHIBIT. THE FOLLOWING EXHIBIT IS ATTACHED TO THIS NOTE:

         [X]      EXHIBIT A MODIFICATIONS TO MULTIFAMILY NOTE

         IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.

SIGNED, SEALED AND                       BORROWER:
DELIVERED IN THE
PRESENCE OF:                             ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                         a Georgia limited partnership

                                         By: Roberts Realty Investors, Inc.,
                                             a Georgia corporation
/s/ Sanford H. Zatcoff                       Its: Sole General Partner
-----------------------------------
Unofficial Witness

/s/ Catherine S. Moore                   By: /s/ Charles R. Elliott
-------------------------------              -----------------------------------
Notary Public                                Charles R. Elliott
My Commission Expires:                       Secretary and Treasurer

_______________________________

                                                   58-2122875
                                   ---------------------------------------------
                                   Borrower's Social Security/Employer ID Number

                                                                  Exhibit 10.4.1

                     ALLONGE ENDORSEMENT TO MULTIFAMILY NOTE

         This allonge is attached to that certain Multifamily Note dated August _____, 2003, made by ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership, as Borrower, to the undersigned.

PAY TO THE ORDER OF ______________________________________________________
WITHOUT RECOURSE this ______ day of _____________, 2003.

SIGNED, SEALED AND                       LENDER:
DELIVERED IN THE
PRESENCE OF:                             L. J. MELODY & COMPANY,
                                         a Texas corporation

/s/ Adam Holmes
----------------------------------
Unofficial Witness                       By: /s/ Bill R. Frazer
                                             ---------------------------------
                                         Name: Bill R. Frazer
                                         Its: Exec. Vice President & CFO
/s/ Nancee Ost
----------------------------------
Notary Public
My Commission Expires:
4-17-05

                                                                  Exhibit 10.4.1

                                    EXHIBIT A

                        MODIFICATIONS TO MULTIFAMILY NOTE

The following modifications are made to the text of the Note that precedes this Exhibit.

1.       A new Section 23 is added to the Note as follows:

                  "23.     EXTENSION OF MATURITY DATE. So long as the Maturity
         Date has not occurred prior to September 1, 2013 (for the purposes of this Section 23, the 'INITIAL MATURITY DATE'), the Indebtedness is not paid in full on the Initial Maturity Date, and no other Event of Default, or event or circumstances which, with the giving of notice or passage of time, or both, could constitute an Event of Default, exists on the Initial Maturity Date, then the date for full payment of the Indebtedness automatically shall be extended for a period of twelve
         (12) months (the 'EXTENSION PERIOD') until September 1, 2014, or any earlier date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise (the 'EXTENDED MATURITY DATE'). Principal and interest shall be payable during the Extension Period, in immediately available funds, as follows:

                  (a) On the Initial Maturity Date, Borrower must make the regularly scheduled monthly payment set forth in Section 3(c).

                  (b) During the Extension Period, interest will accrue on the unpaid principal balance of this Note at the 'Adjustable Interest Rate' (hereinafter defined). Notwithstanding anything in Section 3(b) that may be to the contrary, during the Extension Period, interest under this Note shall be computed on the basis of a 360-day year and the actual number of days in the month for which interest is being calculated (divide the annual interest by 360, and multiply the quotient by the number of days in the month for which interest is being calculated). The amount payable as interest, or allocated to interest, will vary depending upon the number of days in the month for which interest is being calculated, in addition to varying as the Adjustable Interest Rate varies.

                  (c) During the Extension Period, consecutive monthly installments of principal and interest shall be payable on the first day of each month beginning on October 1, 2013, and continuing during the Extension Period until the Extended Maturity Date. The date on which a monthly installment of principal and interest is due pursuant to this Section 23(c) is referred to as that installment's 'INSTALLMENT DUE DATE'. The amount of the monthly installment of principal and interest payable on an Installment Due Date, and the portion thereof attributable to principal and the portion thereof attributable to interest, shall be calculated so as to equal the monthly payment amount which would be payable on the Installment Due Date, and allocation thereof between principal and

                                                                        PAGE A-1

                                                                  Exhibit 10.4.1

         interest, as if the unpaid principal balance of this Note as of the first day of the calendar month preceding the Installment Due Date, together with interest thereon at the Adjustable Interest Rate in effect on the first day of the calendar month preceding the Installment Due Date, were to be fully amortized (using an actual/360 method of computing interest) in equal monthly payments paid on the first day of each calendar month over an assumed amortization period commencing on the first day of the calendar month preceding the Installment Due Date and ending on the first day of the 360th full calendar month following the date of this Note. Lender shall provide Borrower with Notice of the amount of each monthly installment due hereunder.

                  (d) Any accrued interest remaining past due for 30 days or more may, at Lender's discretion, be added to and become part of the unpaid principal balance and shall bear interest at the rate or rates specified in this Note, and any reference to `accrued interest' shall refer to accrued interest which has not become part of the unpaid principal balance. All unpaid Indebtedness shall be due and payable in full on the Extended Maturity Date. The unpaid principal balance shall continue to bear interest after the Extended Maturity Date at the Default Rate set forth in Section 23(j) until and including the date on which it is paid in full.

                  (e) Any regularly scheduled monthly installment payable pursuant to Section 23(c) that is received by Lender before the Installment Due Date shall be deemed to have been received on the Installment Due Date solely for the purpose of calculating interest due.

                  (f) If Lender at any time determines that it has miscalculated the Adjustable Interest Rate, then Lender shall give Notice to Borrower of the corrected Adjustable Interest Rate. If Borrower has paid one or more monthly installments calculated at the incorrect Adjustable Interest Rate and (i) if the corrected Adjustable Interest Rate results in an increase in the applicable monthly payment(s), Borrower, within 10 calendar days after receipt of the Notice from Lender, shall pay to Lender any sums that Borrower would have otherwise been obligated to pay to Lender under this Note had the amount of the Adjustable Interest Rate not been miscalculated, or (ii) if the corrected Adjustable Interest Rate results in an overpayment having been made by Borrower, then the amount of the overpayment shall be credited to the next installment(s) of interest due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

                  (g) In accordance with Section 14, interest charged hereunder cannot exceed the maximum amount of interest allowed by applicable law. The rate of interest which results in the maximum amount of interest allowed by applicable law is referred to as the 'Maximum Rate'. If the Applicable Interest Rate at any time exceeds the Maximum Rate, resulting in the charging of interest hereunder to be limited to the Maximum Rate,

                                                                        PAGE A-2

                                                                  Exhibit 10.4.1

         then any subsequent reduction in the Applicable Interest Rate shall not reduce the rate at which interest under this Note accrues until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Applicable Interest Rate at all times been in effect.

                  (h) During the Extension Period, Borrower may pay the entire unpaid Indebtedness on any Business Day designated as the date for such payment in a written notice from Borrower to Lender given at least 30 days prior to the date of such payment. No prepayment premium will be payable by Borrower during the Extension Period.

                  (i)      The following defined terms are added to this Note:

                           (i) 'ADJUSTABLE INTEREST RATE' means the variable per annum rate at which interest will accrue on the outstanding principal balance of this Note. The Adjustable Interest Rate applicable during any Interest Adjustment Period will equal the Index Rate, truncated at the fifth (5th) decimal place if necessary, for such Interest Adjustment Period, plus the Margin.

                           (ii) 'MARGIN' means two and one-half (2.5) percentage points.

                           (iii) 'INDEX RATE' means, for any Interest Adjustment Period, the Reference Bill(R) Index Rate for such Interest Adjustment Period. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period minus one-tenth of one percentage point.

                           (iv) 'INTEREST ADJUSTMENT PERIOD' means each successive one calendar month beginning on the Initial Maturity Date and continuing until the entire Indebtedness is paid in full.

                           (v) 'LIBOR INDEX' means the British Bankers Association's (BBA) one month LIBOR Rate for United States Dollar (may be displayed as `USD') deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate, as more fully set forth below.

                           (vi) 'LIBOR INDEX RATE' means, for any Interest Adjustment Period after the first Interest Adjustment Period, the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index, as of 11:00 a.m. (London time) on the second London Banking Day preceding the first day of such Interest

                                                                        PAGE A-3

                                                                  Exhibit 10.4.1

                           Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index, as of 11:00 a.m. (London time) on the second London Banking Day preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. The 'LIBOR INDEX PAGE' is the Bloomberg L.P., page 'BBAM', or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate. A 'LONDON BANKING DAY' is any day on which banks are open for dealing in interbank deposits in London.

                           (vii) 'REFERENCE BILLS(R)' means the unsecured general obligations of Freddie Mac designated by Freddie Mac as 'Reference Bills(R)' and having original maturities most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as 'Reference Bills', then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original duration to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term 'Reference Bills' as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

                           (viii) 'REFERENCE BILL INDEX' means the one-month Reference Bills. One-month Reference Bills have maturities of approximately 30 days.

                           (ix) 'REFERENCE BILL INDEX RATE' means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by

                                                                        PAGE A-4

                                                                  Exhibit 10.4.1

                           the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The 'REFERENCE BILL INDEX PAGE' is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac.

                  (j) Notwithstanding anything in Section 8, during the Extension Period and thereafter, the Default Rate will equal the Default Rate provided for in Section 8 or four (4) percentage points above the Adjustable Interest Rate, whichever is greater, but in no event more than the Maximum Rate.

                  (k) Notwithstanding anything in Section 10 that may be deemed to be to the contrary, there is no Window Period for this Note, and the Yield Maintenance Period expires on the Initial Maturity Date.

                  (l) If the Extension Period becomes effective, during the Extension Period and thereafter, any references to the 'Maturity Date' of the Note in any other Loan Document shall be deemed to mean the Extended Maturity Date.

                  (m) Anything in Section 21 of the Security Instrument to the contrary notwithstanding, Borrower will not request that Lender consent to, and Lender will not consent to, a Transfer during the Extension Period."

                                                                        PAGE A-5